EXHIBIT 10.1


                      ASSIGNMENT AND ASSUMPTION AGREEMENT
             (Relating to Development Authority of Gwinnett County
                      Industrial Development Revenue Bonds
                   (Color Image, Inc. Project), Series 1999)

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assumption Agreement") is entered into as of the 19th day of September 2005, by and among KINGS BROTHERS, LLC, a Georgia limited liability company (the "Assignor") and COLOR IMAGING, INC. (formerly Color Image, Inc., a Georgia corporation), a Delaware corporation (the "Assignee");

                                  WITNESSETH:

     WHEREAS, the Development Authority of Gwinnett County (the "Issuer") has previously issued its $4,100,000 in original aggregate principal amount of Industrial Development Revenue Bonds (Color Image, Inc. Project), Series 1999 (the "Bonds") for the purpose of financing the acquisition, construction and equipping of a manufacturing plant in Gwinnett County, Georgia (the "Project"); and

     WHEREAS, the Issuer lent the proceeds of the Bonds to Assignor pursuant to a Loan Agreement, dated as of June 1, 1999 (the "Loan Agreement"), between the Issuer, the Assignor and the Assignee; and

     WHEREAS, as security for the Bonds, the Assignor requested that Wachovia Bank, National Association (formerly SouthTrust Bank, National Association), a national banking association with a principal office in Atlanta, Georgia (the "Bank") issue its irrevocable letter of credit (the "Letter of Credit") to Wachovia Bank, National Association (formerly SouthTrust Bank, National Association), as trustee (the "Trustee"); and

     WHEREAS, in connection with the issuance of the Letter of Credit, the Assignor entered into and executed, the following:

          (1) Loan Agreement, dated as of June 1, 1999 (the "Loan Agreement") by and between the Assignor, the Assignee and the Issuer;

          (2) Remarketing and Interest Services Agreement, dated as of June 1, 1999 (the "Remarketing Agreement), among the Assignor, the Assignee, the Issuer and Wachovia Bank, National Association (formerly SouthTrust Securities, Inc.), as remarketing agent;

          (3)  Reimbursement   Agreement,   dated  as  of  June  1,   1999  (the
               "Reimbursement Agreement") by and between the Assignor, the Assignee and the Bank.



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               (suchdocuments  are  hereinafter  referred to collectively as the
               "Bond Documents"); and

     WHEREAS, the Assignor is a related entity to the Assignee; and

     WHEREAS, the Assignor has requested that it be released from the Bond Documents (the "Transaction"); and

     WHEREAS, in connection with the Transaction, the Assignor desires to sell and assign all of its rights and liabilities to the Assignee, including without limitation, all right, title, interest, duties and obligations of the Assignor in, to and under the Bond Documents;

     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Assignor hereby assigns, transfers and delegates all its right, title, interest, duties and obligations in, to and under the Bond Documents to the Assignee.

     2. The Assignee hereby assumes all of the Assignor's right, title, interest, duties and obligations in, to and under the Bond Documents and covenants to perform all of the Assignor's agreements, obligations and covenants thereunder.

     3. The Assignee hereby acknowledges that the Bank, the Issuer, the Remarketing Agent and the Trustee may have and exercise, as against Assignee, all right, title, interest, powers and privileges of the Bank, the Trustee, the Remarketing Agent and the Issuer under the Bond Documents, until all of the payments and other obligations required of the Assignor and the Assignee thereunder have been paid or otherwise satisfied in full.

     4. The Bank hereby acknowledges and consents to the foregoing assignment and assumption under each such Bond Document.

     5. The Assignor hereby represents and warrants, on the date hereof, as follows:

          (a) The Bond Documents executed and delivered on the date of issuance and delivery of the Bonds, copies of which have been furnished to the Assignee, constitute true, complete and accurate copies of the Bond Documents, and there have been no supplements, amendments and modifications thereto; and there are no amendments and modifications to the Bond Documents or to any other instruments or agreements to which the Assignor is a party or by which it is bound and which relate to the Bond Documents.

          (b) The Bond Documents are in full force and effect as of the date hereof, and no breached, defaults or defenses are in existence or have been asserted under the Bond Documents by the Trustee or the Bank (as applicable), and no facts or circumstances exist which, with the giving of notice or the passage of time, or both, would constitute a breach or


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     default under the Bond Documents.

          (c) The aggregate outstanding principal balance under the Bonds on September 19, 2005 is $2,075,000.

     6. The Assignee represents and warrants, on the date hereof, as follows:

          (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the of the State of Delaware and has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now being conducted and as presently proposed to be conducted.

          (b) There are no proceedings pending, or to the knowledge of the Assignee threatened against or affecting the Assignee in any court or before any governmental authority or arbitration aboard or tribunal which involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Assignee, or the ability of the Assignee to perform its obligations under this Assumption Agreement or the Bond Documents. The
     Assignee is not in default with respect to an order of any court, governmental authority of arbitration board or tribunal.

          (c) The execution and delivery by the Assignee of this Assumption Agreement, and the compliance by the Assignee with all of the provisions hereof and of the Bond Documents (i) are within the corporate power of he Assignee, (ii) will not conflict with or result in any breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property of the Assignee under the provisions of, any agreement, charter document, by-law or other instrument to which the Assignee is a party or by which it may be bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Assignee or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Assignee.

          (d) Neither the Assignee nor any of its business or properties, nor any relationship between the Assignee and any other person, nor any circumstances in connection with the execution, delivery and performance by the Assignee of this Assumption Agreement and the Bond Documents is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the pat of the Assignee other than those already obtained.

          (e) No event has occurred and no condition exists with respect to the Assignee that would constitute an "event of default" under the Bond Documents or which, with the lapse of time or with the giving of notice or both, would become an "event of default" under the Bond Documents. The


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     Assignee has consulted with its legal, tax and accounting advisors, and has been provided the opportunity to consult with bond counsel, regarding the requirements for maintaining the excludability of interest on the Bonds from gross income for federal income tax purposes, and the Assignee has concluded that the assumption by the Assignee of the obligations of the Assignor under the Bond Documents, will not, by itself, result in a Determination of Taxability (as defined in the Loan Agreement). The Assignee is not in violation in any material respect of any agreement, charter document, by-law or other instrument to which it is party or by which it may be bound.

          (f) The Assignee is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Assignee.

          (g) The Assignee is not a party of any contract or agreement, or subject to any charter or other corporate restriction, that materially and adversely affects the business of the Assignee. The Assignee is not a party to any contract or agreement that restricts the right or ability of the Assignee to incur or guarantee indebtedness for borrowed money.

          (h) Neither the representations of the Assignee contained in this Assumption Agreement, nor any written statement furnished by or on behalf of the Assignee to the Bank in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or herein not misleading. There is no fact that the Assignee has not disclosed to the Bank or the Trustee in writing that materially and adversely affects or in the future may (so far as the Assignee can now reasonably foresee) materially and adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Assignee, or the ability of the Assignee to perform its obligations under this Assumption Agreement or the Bond Documents.

     7. The address of the Assignee for the purpose of notice under the Bond Documents is as follows:

               Color Imaging, Inc.
               4350 Peachtree Industrial Boulevard, Suite 100
               Norcross, GA 30071
               Attn: Chief Financial Officer

     8. Assignor acknowledges that it has provided or will provide to the Trustee, the Issuer and the Bank, an opinion of bond counsel providing that this Assignment will not adversely affect the exclusion of interest from gross income of the bondholders for federal income tax purposes.


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     IN WITNESS  WHEREOF,  the Assignor and Assignee have caused this Assumption
Agreement to be duly executed and delivered by their duly authorized officers, all as of the date first above written.


                                      KINGS BROTHERS, LLC


                                           /S/ SUELING WANG
                                      By:______________________________
                                         Name: Sueling Wang
                                         Title: Managing Member

                                      COLOR IMAGING, INC.


                                           /S/ JUI-KUNG WANG
                                      By:______________________________
                                         Name: Jui-Kung Wang
                                         Title: Chief Executive Officer


CONSENTED:

WACHOVIA BANK, NATIONAL ASSOCIATION
(formerly SouthTrust Bank, National Association), as credit facility provider



    /S/ JON R. HAUSEMAN
By:__________________________
   Name:  Jon R. Hauseman
   Title:    Vice President

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